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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 4, 2004
                                                     ---------------

                         CONTINENTAL GLOBAL GROUP, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                     333-27665             31-1506889
              --------                     ---------             ----------
  (State or other jurisdiction of         (Commission         (I.R.S. Employer
   incorporation or organization)         File Number)       Identification No.)

                    CO-REGISTRANTS AND SUBSIDIARY GUARANTORS

Continental Conveyor & Equipment Company          Delaware           34-1603197
Goodman Conveyor Company                          Delaware           34-1603196


Continental Global            Continental Conveyor &     Goodman Conveyor
Group, Inc.                   Equipment Company          Company

438 Industrial Drive          438 Industrial Drive       Route 178 South
Winfield, Alabama  35594      Winfield, Alabama  35594   Belton, South Carolina  29627
(205) 487-6492                (205) 487-6492             (864) 388-7793

    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 4, 2004, the Company entered into an Indenture by and among the Company, two of its wholly-owned subsidiaries, Continental Conveyor & Equipment Company and Goodman Conveyor Company (collectively, the "Subsidiary Guarantors") and Wells Fargo Bank, National Association, as trustee (the "Indenture"). The Indenture relates to the issuance of the Company's 9% Series A Senior Secured Notes due 2008 and the Company's 13% Series B Senior Secured Notes (collectively, the "New Notes"). A description of the material terms of the Indenture, including a description of the material terms of the New Notes, may be found in the Company's Form T-3 Application for Qualification of Indenture under the Trust Indenture Act of 1939, which was filed with the Commission on August 5, 2004 and is hereby incorporated by reference.

On October 4, 2004, the Company's wholly-owned subsidiaries, Continental Conveyor & Equipment Company and Goodman Conveyor Company (the "Borrowers") entered into a Second Amended and Restated Credit Facility and Security Agreement (the "Credit Agreement") by and among the Borrowers and Bank One, N.A. ("Lender") amending that certain Amended and Restated Credit Facility and Security Agreement, dated July 25, 2002, to permit additional borrowing under the Credit Agreement in connection with the Company's Exchange Offer (as defined in Item 8.01 of this Form 8-K).

On October 4, 2004, the Company unconditionally promised to pay to the order of N.E.S. Investment Co. ("N.E.S.") the principal amount of $10,000,000, together with accrued and unpaid interest, in the form of a 9% Convertible Subordinated Promissory Note (the "Note"). The Note evidences the unpaid principal amount of a loan (the "Loan") from N.E.S. to Company in connection with the Company's Exchange Offer (as defined in Item 8.01 of this Form 8-K).

ITEM 8.01.        OTHER EVENTS

On October 4, 2004, Continental Global Group, Inc. (the "Company") announced that it has completed its Exchange Offer and Consent Solicitation (the "Exchange Offer") commenced August 4, 2004 with respect to its outstanding 11% Senior Notes due 2007 (the "Old Notes"). The Company has notified Wells Fargo Bank, N.A., which acted as depositary for the Exchange Offer and as Indenture Trustee for the Old Notes, that all Old Notes that were validly tendered have been accepted for exchange. Tenders with respect to Old Notes representing approximately $109,270,000 or 91.06% of the $120,000,000 of Old Notes outstanding principal amount were received by the Depositary in the Exchange Offer. Old Notes not tendered and exchanged pursuant to the Exchange Offer will remain outstanding.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Exhibit

4.1 Indenture, dated October 4, 2004, among Continental Global Group, Inc., Continental Conveyor & Equipment Company, Goodman Conveyor Company and Wells Fargo Bank, National Association.





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4.2               Second Amended and Restated Credit Facility and Security
                  Agreement, dated October 4, 2004, by and among Continental Conveyor & Equipment Company, Goodman Conveyor Company and Bank One, N.A.



4.3 9% Convertible Subordinated Promissory Note, dated October 4, 2004, from Continental Global Group, Inc. to N.E.S. Investment Co. in the amount of $10,000,000.



99 Press release from Continental Global Group, Inc. announcing completion of the Exchange Offer and Consent Solicitation for 11% Senior Notes Due 2007.





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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CONTINENTAL GLOBAL GROUP, INC.
                                           ------------------------------
                                                     (Registrant)

Date:  October 7, 2004                     By:  /s/ Robert W. Hale
                                                --------------------------------
                                           Name:  Robert W. Hale
                                           Title: President and Chief Executive
                                                  Officer